Other Non-Operating Expense	12 Months Ended
Dec. 31, 2011
OTHER NON-OPERATING EXPENSE

8. OTHER NON-OPERATING EXPENSE

Other non-operating expense of $82 million for the year ended December 31, 2011 primarily consisted of other-than-temporary impairments of equity method investments in China. During the third quarter of 2011 as part of the quarterly close process, the Company evaluated its investment in Yangcheng, a 2,100 MW coal-fired plant in China, for other-than-temporary-impairment. AES owns a 25% interest in Yangcheng and the remaining equity interest in the venture is held by Chinese partners. During the nine months ended September 30, 2011, coal prices continued an upward trend in China, thereby reducing the operating margin of coal generation facilities. During this time, there was no corresponding increase in tariffs to compensate for higher coal prices. Power prices in China are tightly regulated by the national and provincial governments, which often limit power generators' ability to pass through increases in fuel costs to customers. In addition, under the Yangcheng venture agreement, AES will surrender its equity interest to the venture partners in 2016 without additional compensation. During the nine months ended September 30, 2011, management continued to monitor the situation and in the third quarter determined that it was unlikely that there would be a reversal in the trends in coal prices during the remaining term of the venture. Accordingly, in September 2011, management revised downward its forecasts of earning and cash flows over the remaining term of the venture. The revised forecasts were significantly lower than management's earlier estimates such that the carrying amount of the investment in Yangcheng was considered to have incurred an other-than-temporary-impairment. In determining the fair value of our investment, management used a discounted cash flow analysis based on probability-weighted revised cash distribution forecasts under multiple scenarios. As of September 30, 2011, Yangcheng had a carrying amount of $100 million which was written down to its estimated fair value of $26 million, and the difference was recognized as other non-operating expense.

Other non-operating expense of $7 million for the year ended December 31, 2010 primarily consisted of an other-than-temporary impairment of an equity method investment. During the second quarter of 2010, AES decided to not pursue its investment in a project to generate environmental offset credits and recognized the other-than-temporary impairment.

Other non-operating expense of $12 million for the year ended December 31, 2009 primarily consisted of impairment charges on a cost method investment in a company developing a commercial facility for a “blue gas” (coal to gas) technology project.